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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OF 15(D) OF THE
                             SECURITIES ACT OF 1934

Date of Report
(Date of earliest event reported):        July 21, 1997
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                              HYCOR BIOMEDICAL INC.
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               (Exact name of registrant as specified in charter)


          Delaware                        0-11647              58-1437178
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(State or other jurisdiction            (Commission          (IRS employer
     of incorporation)                   file no.)         identification no.)


           18800 Von Karman Avenue, Irvine, California   92612-1517
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             (Address of principal executive offices)    (Zip Code)


Registrant's telephone number, including area code:        (714) 440-2000
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On July 21, 1997, Hycor Biomedical Inc. ("Hycor") acquired from unrelated third parties all of the outstanding stock of Cogent Diagnostics Limited ("Cogent"). Cogent is based in Edinburgh, Scotland.

         The aggregate consideration paid by Hycor for the shares was $3,025,000, which consisted of $1,450,000 paid in cash at the closing and the issuance by Hycor of secured promissory notes with a total principal amount of $1,575,000.

         The cash portion of the purchase price was paid for by Hycor from cash on hand and by borrowing approximately $1,000,000 under Hycor's revolving credit facility with Tokai Bank, which credit facility was established in July 1997. The notes issued by Hycor bear interest at 6.85% per year and may be prepaid by Hycor without penalty after January 21, 1998. Accrued interest under the notes is payable quarterly commencing October 21, 1997 and principal is payable in three annual installments of $525,000 each, commencing July 21, 1998. Hycor's obligations under the notes are secured by Hycor's pledge of the acquired Cogent shares in favor of the selling shareholders.

         Cogent develops, manufactures and markets a broad line of test kits for diagnosis of autoimmune disease. Hycor intends to continue to utilize the assets of Cogent for the same purposes.

         Copies of the Share Purchase Agreement, form of Secured Loan Notes and form of Shares Pledge between Hycor and selling shareholders of Cogent are attached to this Form 8-K as exhibits and are incorporated herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) Financial Statements of Business Acquired.

             Not required.

         (b) Pro Forma Financial Information.

             Not required.


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         (c) Exhibits.

             The following exhibits are filed with this report:

             10.01 Share Purchase Agreement between the Vendors (as defined therein) and Hycor Biomedical Inc.

             10.02    Form of Secured Loan Notes issued by Hycor Biomedical Inc.

             10.03 Form of Shares Pledged by Hycor Biomedical Inc. in favor of the selling shareholders


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               HYCOR BIOMEDICAL INC.
                                               a Delaware corporation

Dated:  August 4, 1997                         By: /s/ Armando Correa
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                                                   Armando Correa
                                                   Director of Finance

                                               (Mr. Correa is the Principal
                                               Accounting Officer and has
                                               been duly authorized to sign
                                               on behalf of the registrant.)



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                              HYCOR BIOMEDICAL INC.

                           CURRENT REPORT ON FORM 8-K

                                  EXHIBIT INDEX

Exhibit
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10.01     Share Purchase Agreement between the Vendors (as defined therein) and
          Hycor Biomedical Inc.

10.02     Form of Secured Loan Notes issued by Hycor Biomedical Inc.

10.03 Form of Shares Pledge by Hycor Biomedical Inc. in favor of the selling shareholders





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